ING Investors Trust

ING Focus 5 Portfolio (“Portfolio”)

Supplement dated January 11, 2010

to the Portfolio’s Adviser Class (“ADV Class”) Prospectus, Institutional Class (“Class I”) Prospectus and Service Class (“Class S”) Prospectus

(each a “Prospectus” and collectively “Prospectuses”)

each dated May 1, 2009

On January 7, 2010 the Portfolio’s Board of Trustees approved a revision to the Portfolio’s principal investment strategies effective immediately. The Portfolio’s Prospectuses are revised as follows:

The fourth paragraph of the section entitled “Description of the Portfolios — ING Focus 5 Portfolio — Principal Investment Strategies,” found on page 25 of the ADV Class Prospectus and page 25 of the Class I Prospectus and Class S Prospectus, is deleted and replaced with the following:

The common stocks are selected through each of these investment strategies only once annually (“Portfolio Construction Date”) on or about the first business day after January 1 of each year. The Sub-Adviser seeks to buy and sell common stocks in accordance with the investment strategies within five days before or after the Portfolio Construction Date, which is referred to as the “Trading Period.” During the rest of the year, the Sub-Adviser will not make changes in the Portfolio’s holdings except for extraordinary events, which may include, among other things, a merger, acquisition, bankruptcy, or spinoff and may, at its discretion, make a change in the Portfolio’s holdings if a company is removed from an index described in one of the five strategies or delisted from an exchange identified in an underlying strategy. Under such circumstances, the Sub-Adviser will allocate the proceeds from the sale of common stock affected by an extraordinary event to the highest ranking company not currently held in the strategy and derived from a list of companies from the strategy that originally identified the common stock being sold, that list being produced at the time the stock being replaced is sold.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE